                                    GUARANTEE AND SUBORDINATION AGREEMENT dated
                           as of December 4, 1998, among WINSTAR NETWORK EXPANSION, LLC, a Delaware limited liability company (the "Borrower"), WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), each of the subsidiaries of the Parent listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Parent being referred to individually as a "Guarantor" and collectively as the "Guarantors"), and LUCENT TECHNOLOGIES INC. ("Lucent"), as administrative agent (the "Administrative Agent") for the Lenders (as defined below).


                  Reference is made to the Credit Agreement dated as of October 21, 1998 (as amended or modified from time to time, the "Credit Agreement"), among the Parent, the Borrower, the lenders from time to time party thereto (the "Lenders"), State Street Bank and Trust Company, as collateral agent (the "Collateral Agent") and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement

                  The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Parent has elected that the Guarantors guarantee the Obligations (as defined below) by entering into this Agreement. The Borrower is a wholly-owned subsidiary of the Parent and each of the Subsidiary Guarantors is a Subsidiary of the Parent. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of a Guarantee and Subordination Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans, the Borrower and the Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                                  ARTICLE I

                                  Guarantee

                  SECTION 1.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receiver ship or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

                  SECTION 1.02. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent, the Collateral Agent or any Lender to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this

Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any Lender.

                  SECTION 1.03. Security. Each of the Guarantors authorizes the Collateral Agent and each of the Lenders to (a) take and hold security given for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors of other obligors.

                  SECTION 1.04. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower, any other Loan Party or any other Person.

                  SECTION 1.05. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Collateral Agent or any Lender to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                  SECTION 1.06. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of the defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or guarantor or exercise any other right or remedy available to them against the Borrower or any other Loan Party or guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

                                  ARTICLE II

                                Subordination

                  SECTION 2.01. Subordination. Each Subordinated Creditor hereby agrees that all the Subordinated Obligations of each Loan Party owed to such Subordinated Creditor are hereby expressly subordinated, to the extent and in the manner set forth in this Article II, to the prior payment in full in cash of all Senior Obligations of such Loan Party in accordance with the terms thereof.

                  As used herein:

                  "Senior Creditors" means each of the Lenders, the Administration Agent, the Collateral Agent and their respective successors and assigns.

                  "Senior Obligations" of any Loan Party means (a) in the case of the Borrower, the Obligations, and (b) in the case of to any other Loan Party, all monetary obligations of such Loan Party under the Loan Documents to which it is a party, including pursuant to this Agreement.

                  "Subordinated Creditors" means any Guarantor in its capacity as a creditor of the Borrower or any Subsidiary
Guarantor.

                  "Subordinated Obligations" of any Loan Party means all monetary obligations and other liabilities of such Loan Party at any time owing to any Subordinated Creditor of such Loan Party (including any such obligations or other liabilities owning to any other Person for the direct or indirect benefit of any Subordinated Creditor of such Loan Party), including all rights of such Subordinated Creditors against such Loan Party arising by way of right of subrogation, contribution, reimbursement, indemnity or otherwise; provided that the Subordinated Obligations of the Borrower or a Subsidiary Guarantor shall not include any Indebtedness owed to the Parent to the extent any such Indebtedness may only be incurred in compliance with any indenture of the Parent evidencing public Indebtedness of the Parent if such Indebtedness is evidenced by an unsubordinated promissory note.

                  SECTION 2.02. Dissolution or Insolvency. Each Subordinated Creditor agrees that upon any distribution of the assets of any Loan Party or upon any dissolution, winding up, liquidation or reorganization of any Loan Party, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or upon any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Loan
Party:

                  (a) the Senior Creditors of such Loan Party shall first be entitled to receive payment in full in cash of the Senior Obligations of such Loan Party in accordance with the terms of such Senior Obligations before any Subordinated Creditor shall be entitled to receive any payment on account of the Subordinated Obligations of such Loan Party, whether as principal, interest or otherwise; and

                  (b) any payment by, or distribution of the assets of, such Loan Party of any kind or character, whether in cash, property or securities, received by or on behalf of any Subordinated Creditor shall be held in trust for the benefit of, and shall be paid over to, the Senior Creditors of any Loan Party to the extent necessary to make payment in full in cash of all Senior Obligations of such Loan Party remaining unpaid, after giving effect to any concurrent payment or distribution to the Senior Creditors in respect of the Senior Obligations.

                  SECTION 2.03. Other Creditors. Nothing contained in this Agreement is intended to or shall impair, as between and among the Loan Parties, their creditors (other than their Senior Creditors) and the Subordinated Creditors, the obligations of each Loan Party to pay to the applicable Subordinated Creditors of such Borrower Company the Subor dinated Obligations of such Loan Party as and when the same shall become due and payable in accordance with the terms thereof, or affect the relative rights of the Subordinated Creditors and the other creditors of such Loan Party (other than their Senior Creditors).

                  SECTION 2.04. Proofs of Claims. In the event of any dissolution, winding up, liquidation or reorganization of any Loan Party, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings or otherwise, or any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Loan Party, each Subordinated Creditor agrees to file proofs of claim for the Subordinated Obligations owed to it upon demand of the Administrative Agent, in default of which the Administrative Agent or other authorized representative of the Senior Creditors is hereby irrevocably authorized so to file in order to effectuate the provisions hereof. This Section shall not be construed to permit any Subordinated Creditor to retain any payment received by it in respect of a Subordinated Obligation that such Subordinated Creditor is not entitled to retain under any other provision of this Agreement.

                  SECTION 2.05. No Waiver. No right of any Senior Creditor to enforce this Agreement shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any of the Administrative Agent, the other Senior Creditors, or any Loan Party, or by any noncompliance by any Subordinated Creditor or Loan Party with the terms, provisions and covenants contained herein, and the Senior Creditors are hereby expressly authorized to extend, renew, increase, decrease, modify or amend the terms of the Senior Obligations or any security therefor, and to release, sell or exchange any such security and otherwise deal freely with the Loan Parties, all without notice to or consent of any Subordinated Creditor and without affecting the liabilities and obligations of the parties hereto.

                  SECTION 2.06. Transfer of Subordinated Obligations. Each Subordinated Creditor agrees that it will not sell, assign, transfer or otherwise dispose of all or any part of the Subordinated Obligations owed to it unless the Person to whom such sale, assignment, transfer or disposition is made (i) is a Subordinated Creditor hereunder or (ii) shall acknowledge in writing (delivered to the Agent) that it shall be bound by the terms of this Agreement, including the terms of this Section 2.06, as though named herein as a Subordinated Creditor.

                  SECTION 2.07. Obligations Hereunder Not Affected. (a) All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of the Subordinated Creditors hereunder, shall remain in full force and effect irrespective of:

                  (i) any lack of validity or enforceability of the credit Agreement or any other Loan Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or consent to departure from the Credit Agreement or any other Loan Document (other than this Agreement);

                  (iii) any exchange, release or nonperfection of any security interest in any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, in respect of all or any of the Senior Obligations; or

                  (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower Company in respect of its Senior Obligations or of any Subordinated Creditor in respect of this Agreement.

                  (b) Each Subordinated Creditor hereby authorizes the Senior Creditors, without notice or demand and without affecting or impairing any of the obligations of such Subordinated Creditor hereunder, from time to time to
(i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Senior Obligations or any part thereof and (ii) exercise or refrain from exercising any rights against any Subordinated Creditor, any Loan Party or any other Person.

                                 ARTICLE III

                                Miscellaneous

                  SECTION 3.01. Representations and Warranties. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

                  SECTION 3.02. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the Lenders will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 3.03. Termination of this Agreement and the Guarantees. This Agreement and the Guarantees made hereunder shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

                  SECTION 3.04. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each party hereto that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to the Borrower or any Guarantor when a counterpart hereof executed on behalf of such Party shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Party and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Party, the Administrative Agent and the Lenders, and their respective successors and assigns, except that neither the Borrower nor the Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Subsidiary Guarantor is sold, transferred or otherwise disposed of (other than to a Subsidiary of the Parent) pursuant to a transaction permitted by the Loan Documents, such Subsidiary Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

                  SECTION 3.05. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the Collateral Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Guarantor in any case shall entitle the Borrower or any such Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the party hereto with respect to which such waiver, amendment or modification relates and the Administrative Agent, with the prior written consent of the Required Lenders as required under the Credit Agreement.

                  SECTION 3.06.  Governing Law.  THIS AGREEMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 3.07. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it in care of the Parent.

                  SECTION 3.08. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Borrower and the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the Lenders and shall survive the making by the Lenders of the Loans regardless of any investigation made by any Lender or on any Lender's behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

                  (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 3.09. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 3.10. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 3.11. Jurisdiction; Consent to Service of Process.
(a) The Borrower and each Guarantor hereby irrevocably and unconditionally submit, for itself and its property, to the nonexclusive jurisdiction of any New York

State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, any Guarantor or its properties in the courts of any jurisdiction.

                  (b) The Borrower and each Guarantor hereby irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.07. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 3.12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.12.

                  SECTION 3.13. Additional Subsidiary Guarantors. Pursuant to the Credit Agreement, any additional Guarantor Subsidiary that is formed or acquired (or results from a Subsidiary that was not previously a Subsidiary becoming a Guarantor Subsidiary) after the date hereof is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Guarantor Subsidiary. Upon execution and delivery after the date hereof by the Administrative Agent and such a Guarantor Subsidiary of an instrument in the form of Annex 1, such Guarantor Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Guarantor or Subordinated Creditor hereunder. The rights and obligations of each Guarantor and Subordinated Creditor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

                  SECTION 3.14. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 3.14 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      WINSTAR NETWORK EXPANSION,
                                      LLC,

                                        by /s/ Timothy R. Graham
                                           ------------------------
                                           Name:  Timothy R. Graham
                                           Title: President

                                      WINSTAR COMMUNICATIONS, INC.,

                                        by /s/ Timothy R. Graham
                                           -------------------------
                                           Name:  Timothy R. Graham
                                           Title: President


                                      EACH OF THE SUBSIDIARY
                                      GUARANTORS LISTED ON
                                      SCHEDULE I HERETO,

                                        by /s/ Kenneth J. Zinghini
                                           --------------------------
                                           Name:  Kenneth J. Zinghini
                                           Title: Vice President



                                      LUCENT TECHNOLOGIES INC., as
                                      Administrative Agent,

                                        by /s/ Leslie L. Rogers
                                           --------------------------
                                          Name:  Leslie L. Rogers
                                          Title: Managing Director